Exhibit 99.3

BioKey International 3rd Quarter Financial Results Conference Call — 11/15/05

At this time I would like to welcome everyone to the BioKey international third-quarter financial results conference call.  On the call today Tom Colatosti chairman of Biokey international, Mike DePasquale CEO of BioKey international, and Frank Cusik CFO of BioKey international.  All lines have been placed a mute to prove out prevent any background noise.  After the speaker’s remarks there will be a question and answer period.  If you’d like to ask a question during this time simply press start of the number one on your telephone keypad.  If we would like to withdraw your question press #.  Thank you.  Mr. DePasquale you may begin your conference.

Thank you.  Welcome to BioKey’s third-quarter fiscal year 2005 earning conference call.  Joining me today are Tom Colatosti our chairman and Frank Cusick our CFO.  We appreciate the opportunity to update our investors and other interested parties on the results from operations for our recent quarter.  After my brief review of the quarter we will open the lines for live questions.  First Frank could you read our safe harbor clause?

Thank you.  I’m Frank Cusick BioKey’s CFO.  Before we begin the call let me bring your attention to the  SEC’s safe harbor provisions.  This webcast may contain forward-looking statements that are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of these statements.  The words “estimate,” “project,” “intends,” “expects,” “believes” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management’s beliefs, as well as assumptions made by, and information currently available to, management pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. For a more complete description of these and other risk factors that may affect the future performance of BIO-key International, see “Risk Factors” in the Company’s Annual Report on Form 10-KSB and its other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company also undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

Thank you Frank.  While third quarter revenues were lower than Q2, our pipeline of sales activity grew significantly in the third quarter.  As a result we enter the fourth quarter with a strong backlog as 70% of state and local gov’t agencies start their new fiscal year in the 3rd and 4th quarters.   Our refocused field representatives are focused at positioning BIO-key products in the budgeting and procurement cycle process in our installed base as well as new named accounts.  In September, we closed one of our largest biometric contracts, valued at $400,000.  This important win is with a major well known information provider and we believe is the beginning of a very visible and replicable application ....  The order closed late in day on September 30th. and revenue for that particular contract will be recorded in our current or fiscal 4th quarter.

We also made significant progress in delivering many of the milestones to complete components in a number of our large project based contracts.  This led to over $2M in collections in Q3 and what will result in over $2M in collections once again in Q4.  The more than $8M unbilled receivable that we came into the quarter with is now beginning to turn to cash for the company Along with that, we have been able to reduce our expenses by nearly 30%, positioning BIO-key to a lower break-even point.  This is in addition to reducing our expenses on average 12% each of the preceding 3 quarters.  As a result, our operating loss in Q3 of $1.7M was reduced by 27% from the 2.4M loss reported in Q2 of 2005.  Our complete financial reports will be filed with the SEC within the next few days as soon as the auditors complete their concurring work.

The integration and consolidation of both Public Safety and Aether Mobile Government is now complete and all aspects of our business from engineering to marketing and customer support are operating in unison.  It has been our vision to create a company focused on the homeland security and commercial authentication and identification markets that could be profitable in the short term and we believe we are coming closer to that objective.

Since our acquisition of AMG 4 fiscal quarters ago we have re-invigorated our installed base, staffed out our sales and marketing infrastructure and introduced a number of new and innovative solutions in all 3 of our vertical business lines.  We also believe that a “growth accelerator” is focus and vertical expertise from top to bottom.  In early October we announced that we were aligning the company around the 3 markets that we serve……..Fire Safety, Law Enforcement and Biometrics. At the same we will continue to leverage our biometrics technology and expertise  across all of our business units as advanced authentication solutions are will becoming a necessity when accessing critical information on mobile and wireless devices.  The new vertical business units are led by seasoned managers with industry experience and they will have P/L responsibility for their specific business.  We believe that the market and investors will value companies that can be profitable and more importantly cash self sustaining - that has been our top priority in the past quarter.  With an EBIDTA break-even of approx 4.5M, upgrades and enhancements being sold in our installed base  and new named accounts being contracted  on a frequent basis we are very optimistic about continued improvements in the current and future quarters .

Let me update you on some of the exciting opportunities that we are currently involved.  Law enforcement: We have spent significant time and energy  updating and enhancing the robust and large  installed AMG Packetcluster customer base  by integrating the best of our more advanced PSG mobile data solution; creating the most flexible open information access technology in the marketplace.  We began shipping our new VirtualCOP System which offers our installed base customers as well as new Law Enforcement agencies the best of the best solution available. BIO-key is one of, if not, THE largest provider of mobile data solutions for the Law Enforcement Market and we plan on maintaing our leadership  by offering our more than  1200 active customers a clear and concise upgrade path as well as new and innovative solutions such as AVL (Automatic Vehicle Locator), Automatic Activity Logging capability and support for various handheld devices and networks.  This capability is  supported for use in over 47 states with interfaces to more than  30  CAD/RMS software providers, including Intergraph, Motorola, and Northrop Grumman PRC BIO_key’s renewed focus on sales Channels including data/vars and large integration partners is   again gaining mindshare and attention from these companies and the urban and larger cities that they serve.  We are also working very closely with the hardware providers such as CrossMatch and Panasonic that are now offering hardened devices that can run our public safety and biometric technology in a mobile and wireless environment.

It’s been our goal and vision to utilize innovative and cost effective techniques to address the market and sell our public safety and biometric product offerings using a combination of direct sales resources for the larger complicated opportunities, inside sales, integrators as well as regional and local VAR’s to extend our reach into the market. This  is now bearing fruit as these partners no longer consider us a threat but rather a “best of class “ solution provider for a component of the overall solution that they may be providing their customers.

In Q3 we were awarded a number of contracts and upgrades for our mobile data software including Bellevue Wa., Kentucky State Police, Franklin Cty Kentucky, Richmond KY. Boone Cty MO

After the close of the 3rd quarter we were awarded a landmark contract with a large  city school district to deploy handheld units to the sworn officers that patrol the city’s public  schools.

This is a  validation of  the initial premise behind the PSG and AMG acquisitions.  Handheld and mobile data solutions for first responders and specialty patrol units is a huge untapped market and with our expertise and marketing relationships with  the large communications carriers will represent a significant revenue opportunity for our collective companies. The carriers such as Verizon and singular and Sprint want to expand their footprint to the public safety market by selling subscriptions on the public network.  Our application accesses the critical information and biometrics is a driver in critical value for the law enforcement agency that we both serve.

Our vision for the company also includes integrating our biometric solutions for secure and convenient access for critical information for first responders as well as providing the ability to identify individuals in a mobile and wireless environment right in the field.  Earlier in the year we announced IdentityMatch, a complete solution that enables law enforcement agencies to do real-time ID using their locally collected prints including also allowing the cataloging and inclusion of rolled cards that are currently sitting in the file cabinets and police departments around the country.  We began to install the solution in a number of agencies that will be using it in the current quarter and after the first quarter of next fiscal year.  It is our goal to market this product to every one of our 1200 plus law enforcement customers in the coming year.

Let me move now to fire safety.  In the third quarter we announced and began to ship the most significant enhancements in recent history to our fire RMS system.  We introduced a new fire RMS mobile and untethered remote version of our award winning pervasively installed core technology.  Over 1800 fire safety and EMS agencies use our products on a daily basis.  The upgrade and upsell potential for the mobile product alone is significant.

We are the largest provider of fire records management solutions in North America and are once again proving that we can and will continue to offer the best of the best in software technology and functionality.  Last week we held the most widely attended User conference in the history of the company.  We had 165 customers representing 96 fire and EMS agencies attend a three day paid for training and education event all based around the BioKey solution set.  In the third quarter we closed a number of new accounts and upgrades in existing accounts including Asbury Park New Jersey, Osceola Florida., Madison City Kentucky (also a Law Enforcement cutomer) and Oakland City Michigan.

We have also reached another milestone in our turnaround of the AMG mobile government business.  After nearly 2 1/2 years without selling one new named accounts in fire we have closed six new named accounts in the past 60 days.  You’ll be hearing more about them in the coming weeks.

 Moving to biometrics.  During third quarter we have seen measurable progress within the biometric market.  We’ve seen significant interest in international opportunities in areas such as healthcare banking government and national ID registration programs through our network of key partners around the world.  These types of activities validate the adoption of biometrics and the increase in our addressable market on a worldwide basis.  We’ve made significant progress with key clear one integrators in the federal government and commercial marketplace including such premier companies as the CSC and Bearing Point.  These large system integrators are interested in including our patented large-scale index in identification solutions in the number of their large domestic and international projects.  In the financial service industry the reason governments issued by the Federal Financial Institutions Examination Council mandating that banks and financial institutions provide multifactor Strong authentication specifically listing biometrics as an option to all online banking customers by the end of 2006 has caught most institutions completely by surprise.  In providing a compelling event to consider biometrics authentication as an alternative to what you have devices.  This is fueling increased activity with key banks as a software provider that service them.  Additionally we received an award from an international bank to provide their employees with biometric access to secure networks and applications throughout the bank.  We feel that commercial banking will be fertile ground for biometrics.  While the consumer device availability namely scanning appliances that are integrated into laptop and notebook computers continues to mature.  In the recent Unisys global authentication study, launched to pulse the general public regarding the use of technology to fight identity theft and fraud, Biometrics is the preferred method to fight fraud and identity theft cited by 64% of US consumers.  Followed by smart cards at 36% token for 23% and additional passwords at 17%.  Clearly biometric is on the verge of becoming the security solution standard.  We are reaching an inflection point in our industry.  This past quarter HP and Panasonic have joined the ranks of computer hardware manufacturers that are now offering a finger ID device as part of their products, joining IBM, Gateway Sony Samsung SBC and others.  Some of our recent contract awards this quarter were through our partners in the educational marketplace for several school districts to provide students with a safer and more convenient way to identify themselves to pay for student lunches, check out books out of the library, and dispense medication at the nursing office.  We also had a significant new project win with our existing customer, ChoicePoint, the largest provider of identity verification in the background check services to provide strong authentication of identification solutions several of their largest customers.  This will result in over 6 million new enrollees into our technology in the next two years.

The transaction I spoke of in my opening remarks reflects revenue from just one of the customer wins that we’ve spoken about and demonstrates the potential of our technology across the board.  Within the healthcare market we signed a partner agreement with Allscripts, a 100 million-dollar provider of clinical software conductivity and information solutions for more than 20,000 physicians across the country to provide strong and convenient access to all of their health-care data.  This joint BioKey- Allscripts solution meets the guidelines required by HIPPA for secure convenient access to patient record information by health-care providers and insurers.

In summary biometrics’ secure access from mobile and wireless information will be a standard part of our lives.  As the result BioKey has substantial business opportunity.  We are operating at a large and growing market.  Sharing critical information between public safety agencies and state and local and federal authorities is increasing and it’s becoming a mandated requirement.  We build the technology and create the solutions to address these two pressing needs.  Our management team has experience in turnarounds as well as building new businesses and at this stage of our evolution believed that we have made the right investments and have made the prudent decisions that are going to lead to sequential revenue growth in the fourth quarter.  Coupled with significant cost reduction that we’ve implemented in the past three quarters we believe we will continue to make operational progress putting us on the road to sustain operating profitability.

With that operator could you please open the lines for live questions?

Thank you operator.  With that once again I would like to thank everyone for joining us on the call this morning.  Again we look forward to our next quarter and all of those significant and bright opportunities that we have ahead of us.  Enjoy the day and thank you again very much for joining us.

This concludes today’s BioKey international third-quarter financial results conference call.